UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bank Global Fund Services
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2018

Date of reporting period:  July 31, 2018

Item 1. Report to Stockholders.

Coho Relative Value Equity Fund

Advisor Class Shares — cohox
Institutional Class Shares — cohix

Annual Report

July 31, 2018

COHO RELATIVE VALUE EQUITY FUND

September 10, 2018

Dear Fellow Shareholders:

As August 31, 2018 marks the end of the Coho Relative Value Equity Fund’s fifth full annual period, we are pleased to provide you with an update on the Fund. This report covers the Fund’s fiscal year from August 1, 2017 through July 31, 2018. At Coho Partners, Ltd., we remain committed to achieving the Fund’s investment objective and providing our shareholders with open and active communication so they may gain a clear understanding of our investment process, the Fund’s performance results and our most recent thoughts on the economy and the equity markets.

Market Review

During the fiscal year, “growth” continued to dramatically outperform “value”.  The S&P 500® Growth Index has advanced 21.6% as compared to 10.4% for the S&P 500® Value Index.  The return for the S&P 500® Index for this period falls in between at 16.2% and the Fund is lagging that index by about 360 basis points.  The primary drag on the Fund’s performance has been the Fund’s underweight to the more cyclical growth sectors of the market, such as Information Technology, which has outperformed during the period.

There has been much fanfare about how growth companies have outperformed value companies over the past two years, but more importantly to Coho Partners, there has been a similarly lopsided market when comparing cyclical stocks to defensive ones.  If you recall, Coho Partners divides the companies within our investment universe into two large buckets. One bucket consists of demand defensive companies, which includes Consumer Staples, Health Care, Integrated Energy, Telecom, and Utilities. The other bucket is much more economically sensitive and includes Financial Services, Technology, Industrials, Consumer Discretionary, Materials, and non-Integrated Energy. The market continued its cyclical march through the second quarter of this year with the economically sensitive stocks outperforming demand defensive companies bringing the gap for the first half of the 2018 calendar year to over 600 basis points with cyclicals up 4.5% and defensives down 1.8%.  As previously mentioned, the dramatic change in the underlying character of the market occurred in the summer of 2016, when investors really started to favor economic exposure and beta. The cumulative gap since the end of the second quarter of 2016 is nearly 4,000 basis points, as cyclicals have appreciated 49.0% versus 9.2% for defensive companies.

Typically, we spend much more time commenting on the Fund than we do about the market.  However, with this sustained cyclical versus defensive performance gap, the market has now decisively broken out to new highs in terms of the size of its tilt toward the cyclical sectors.  In looking at the S&P 500®’s respective weightings in demand defensives and economically sensitives since 1985, the basic observation is directed at how much of the market’s capitalization is invested in cyclical stocks versus defensive stocks at any given time.  As value-oriented investors, we are particularly interested in the extremes in such sentiment as compared to what happens next.  In that vein, the lowest weight for cyclicals over this thirty plus year period was reached near the nadir of the early 1990’s recession when cyclical sectors represented slightly less than half of the total market at a 47% weight.  From there it was a steady run over a long economic expansion to a peak of a 68.5% tilt toward cyclicals at the top of the technology boom in early 2000. Cyclicals declined significantly during the ensuing recession, subsequently climbing back during the next expansion, then corrected again during the financial crisis in 2008 and 2009.  This current expansion and commensurate run in cyclical stocks is notable for two things.  First, the duration is quite long at nine and a quarter years and second, the height of the cyclical tilt now stands at an all-time high of 71.8%.  Conversely, defensive stocks now represent 28.2% of the market, which is an all-time low.

COHO RELATIVE VALUE EQUITY FUND

Fund Performance Review

For the fiscal year ended July 31, 2018, the Advisor Class returned 12.63% and the Institutional Class returned 12.84%, versus 16.24% for the S&P 500® Index and 10.43% for the S&P 500® Value Index.

While sector performance was mixed, the Fund was net negatively impacted versus the S&P 500® Index for the fiscal year period. The Fund’s underweight positions in Utilities, Telecommunication Services, and Real Estate were contributors to relative performance, but this was more than offset by the biggest detractors from relative performance which came from the Fund’s underweight position in Information Technology and the Fund’s overweight position in Consumer Staples and Health Care. While the Fund benefitted from strong returns from some of our Consumer Staples and Health Care holdings, stock returns in Industrials and Energy were larger resulting in a slightly negative, total selection effect.

The top five contributors to the Fund’s performance during the period were W.W. Grainger, Inc., UnitedHealth Group Inc., Lowe’s Companies Inc., Abbott Laboratories, and Dollar General Corporation. The five largest individual detractors during the period were Philip Morris International Inc., CVS Health Corporation, AmerisourceBergen Corp., Omnicom Group Inc., and The J.M. Smucker Company.

Fund Advisor Outlook

Although we create the portfolio from a bottom-up perspective, looking for business models that tend to be reasonably impervious to changes in the global economy, we still monitor the economic backdrop. From our perspective, the U.S. economy appears quite healthy with personal and corporate tax cuts providing fuel for spending and investment. Businesses are also benefitting from less regulation, which gives them more financial and operational flexibility.  Other than levels of debt which have concerned us for years, we don’t see the obvious excesses that were present at previous economic tops.  We do recognize that nine years into an economic recovery, combined with a Fed that is increasing interest rates, it is likely getting late in the game.  Coho Partners does not make top down market calls in terms of what sectors we overweight, but we do monitor our balance between demand defensive companies and economically sensitive ones.  We intentionally overweight the demand defensive companies because when corrections occur, those companies typically provide strong relative downside protection.  We have been adding to demand defensive companies over the past two years because our dividend discount models suggest these companies have more attractive risk/return valuations as the market has left them behind.  This reorientation has not yet added value, but the market has yet to correct.  We remain confident that following our disciplines will prove successful, and we like the portfolio’s positioning.

We thank you for your investment and continued confidence in the Coho Relative Value Equity Fund and we look forward to serving your interests in the future.

Sincerely,

Coho Partners, Ltd.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of

COHO RELATIVE VALUE EQUITY FUND

U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

The S&P 500® Growth Index is a market-capitalization weighted index that consists of stocks within the S&P 500 Index that exhibit strong growth characteristics.

The S&P 500® Value Index consists of those stocks within the S&P 500® Index that exhibit strong value characteristics such as the ratios of book value, earnings, and sales to price. You cannot invest directly in an index.

Basis Point (bp) is a unit equal to 1/100th of 1%.

Beta is a measure of volatility of a security or a portfolio in comparison to the market.

The Coho Relative Value Equity Fund is distributed by Quasar Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return (%) — July 31, 2018

	1 Year	3 Year	Since Inception(1)
Advisor Class	12.63%	9.44%	10.54%
Institutional Class	12.84%	9.58%	10.68%
S&P 500® Value Index(2)	10.43%	10.13%	10.35%
S&P 500® Index(3)	16.24%	12.52%	13.20%

(1)
Period from Fund inception through July 31, 2018. The Advisor Class shares commenced operations on August 14, 2013, and the Institutional Class shares commenced operations on May 15, 2014. Performance shown for the Institutional Class prior to inception of the Institutional Class shares is based on performance of the Advisor Class shares, adjusted for the lower expenses applicable to the Institutional Class shares.

(2)
The S&P 500® Value Index consists of those stocks within the S&P 500® Index that exhibit strong value characteristics such as ratios of book value, earnings, and sales to price. One cannot invest directly in an index.

(3)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an index.

COHO RELATIVE VALUE EQUITY FUND

Expense Example (Unaudited)
July 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2018 – July 31, 2018).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	2/1/2018	7/31/2018	2/1/2018 – 7/31/2018
Advisor Class Actual(2)	$1,000.00	$ 973.20	$4.60
Advisor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.13	$4.71

Institutional Class Actual(2)	$1,000.00	$ 973.90	$3.87
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.88	$3.96

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.94% and 0.79% for the Advisor Class and Institutional Class respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended July 31, 2018 of -2.68% and -2.61% for the Advisor Class and Institutional Class, respectively.

COHO RELATIVE VALUE EQUITY FUND

Sector Allocation(1) (Unaudited)
as of July 31, 2018
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of July 31, 2018
(% of net assets)

Amgen	5.0%
Dollar General	5.0%
UnitedHealth Group	4.5%
Aflac	4.3%
Johnson & Johnson	4.0%
Lowe’s Companies	4.0%
CVS Health	4.0%
Abbott Laboratories	3.9%
Kroger	3.9%
Marsh & McLennan Companies	3.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments
July 31, 2018

	Shares	Value
COMMON STOCKS — 97.0%

Consumer Discretionary — 14.6%
Dollar General	283,578	$27,833,181
Lowe’s Companies	228,327	22,682,004
Omnicom Group	246,071	16,937,067
Ross Stores	165,236	14,446,583
		81,898,835
Consumer Staples — 18.3%
Altria Group	293,747	17,237,074
Conagra Brands	332,095	12,191,208
JM Smucker	188,203	20,913,117
Kroger	755,909	21,921,361
Philip Morris International	240,370	20,743,931
Procter & Gamble	124,676	10,083,795
		103,090,486
Energy — 9.3%
Chevron	125,911	15,898,782
Occidental Petroleum	247,592	20,780,396
Royal Dutch Shell — ADR	224,561	15,353,236
		52,032,414
Financials — 11.4%
Aflac	513,912	23,917,465
Marsh & McLennan Companies	258,374	21,538,057
State Street	212,237	18,742,649
		64,198,171
Health Care — 28.0%#
Abbott Laboratories	336,772	22,072,037
AmerisourceBergen	225,729	18,471,404
Amgen	143,727	28,249,542
CVS Health	344,288	22,330,520
Johnson & Johnson	171,648	22,746,793
Merck & Co.	276,789	18,232,091
UnitedHealth Group	100,621	25,479,249
		157,581,636
Industrials — 8.6%
3M	57,416	12,190,565
Illinois Tool Works	103,417	14,822,759
W.W. Grainger	61,145	21,190,411
		48,203,735

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments – Continued
July 31, 2018

	Shares	Value
Information Technology — 6.8%
Automatic Data Processing	145,810	$19,682,892
Microchip Technology	199,372	18,627,326
		38,310,218
Total Common Stocks
(Cost $470,627,521)		545,315,495

SHORT-TERM INVESTMENTS — 2.6%
Invesco Treasury Portfolio, Institutional Class, 1.79%^
(Cost $14,741,792)	14,741,792	14,741,792
Total Investments — 99.6%
(Cost $485,369,313)		560,057,287
Other Assets and Liabilities, Net — 0.4%		1,941,681
Total Net Assets — 100.0%		$561,998,968

ADR – American Depositary Receipt
#	As of July 31, 2018, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 9 in Notes to the Financial Statements.
^	The rate shown is the annualized seven day effective yield as of July 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Assets and Liabilities
July 31, 2018

ASSETS:
Investments, at value
(Cost: $485,369,313)	$560,057,287
Receivable for investment securities sold	1,682,543
Dividends & interest receivable	669,737
Receivable for capital shares sold	162,113
Prepaid expenses	33,606
Total assets	562,605,286

LIABILITIES:
Payable for capital shares redeemed	136,152
Payable to investment adviser	336,023
Payable for fund administration & accounting fees	68,360
Payable for compliance fees	2,005
Payable for custody fees	9,989
Payable for transfer agent fees & expenses	12,203
Payable for trustee fees	421
Accrued shareholder service fees	10,792
Accrued expenses	30,373
Total liabilities	606,318

NET ASSETS	$561,998,968

NET ASSETS CONSIST OF:
Paid-in capital	$461,702,309
Accumulated undistributed net investment income	4,811,533
Accumulated undistributed net realized gain on investments	20,797,152
Net unrealized appreciation on investments	74,687,974
Net Assets	$561,998,968

	Advisor Class	Institutional Class
Net Assets	$214,613,850	$347,385,118
Shares issued and outstanding(1)	14,430,355	23,304,195
Net asset value, redemption price, and offering price per share(2)	$14.87	$14.91

(1)	Unlimited shares authorized without par value
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Operations
For the Year Ended July 31, 2018

INVESTMENT INCOME:
Dividend income	$12,847,872
Less: Foreign taxes withheld	(130,498)
Interest income	232,107
Total investment income	12,949,481

EXPENSES:
Investment adviser fees (See Note 4)	4,087,563
Fund administration & accounting fees (See Note 4)	405,226
Shareholder servicing fees – Advisor Class (See Note 5)	141,409
Transfer agent fees & expenses (See Note 4)	71,681
Federal & state registration fees	69,662
Custody fees (See Note 4)	60,085
Audit fees	17,004
Compliance fees (See Note 4)	12,006
Postage & printing fees	11,394
Legal fees	11,329
Trustee fees (See Note 4)	9,491
Other expenses	10,171
Total expenses before waiver	4,907,021
Less: waiver from investment adviser (See Note 4)	(278,429)
Net expenses	4,628,592

NET INVESTMENT INCOME	8,320,889

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	28,887,318
Net change in unrealized appreciation on investments	29,620,934

Net realized and unrealized gain on investments	58,508,252

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,829,141

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	July 31, 2018	July 31, 2017
OPERATIONS:
Net investment income	$8,320,889	$6,425,888
Net realized gain on investments	28,887,318	14,819,260
Net change in unrealized appreciation on investments	29,620,934	18,807,569
Net increase in net assets resulting from operations	66,829,141	40,052,717

CAPITAL SHARE TRANSACTIONS:
Advisor Class:
Proceeds from shares sold	39,936,390	67,923,679
Proceeds from reinvestment of distributions	6,397,322	3,252,365
Payments for shares redeemed	(74,859,707)	(55,892,026)
Redemption fees	2,091	11,819
Increase (Decrease) in net assets
resulting from Advisor Class transactions	(28,523,904)	15,295,837
Institutional Class:
Proceeds from shares sold	97,313,916	168,925,825
Proceeds from reinvestment of distributions	7,587,429	2,098,982
Payments for shares redeemed	(87,043,297)	(46,770,693)
Redemption fees	20,004	7,379
Increase in net assets resulting from Institutional Class transactions	17,878,052	124,261,493
Net increase (decrease) in net assets
resulting from capital share transactions	(10,645,852)	139,557,330

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Advisor Class	(2,606,292)	(3,045,066)
Institutional Class	(4,466,954)	(3,138,530)
From net realized gains:
Advisor Class	(5,812,184)	(855,720)
Institutional Class	(8,843,443)	(833,364)
Total distributions to shareholders	(21,728,873)	(7,872,680)

TOTAL INCREASE IN NET ASSETS	34,454,416	171,737,367

NET ASSETS:
Beginning of year	527,544,552	355,807,185
End of year, including accumulated undistributed net investment
income of $4,811,533 and $3,563,890, respectively	$561,998,968	$527,544,552

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

					For the Period
					Inception
	Year Ended	Year Ended	Year Ended	Year Ended	through
Advisor Class(1)	July 31, 2018	July 31, 2017	July 31, 2016	July 31, 2015	July 31, 2014(2)

PER SHARE DATA:
Net asset value, beginning of period	$13.71	$12.86	$12.33	$11.36	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.22	0.17	0.19	0.11	0.11
Net realized and unrealized
gain on investments	1.49	0.92	0.65	1.03	1.29
Total from investment operations	1.71	1.09	0.84	1.14	1.40

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.19)	(0.13)	(0.10)	(0.04)
From net realized gains	(0.38)	(0.05)	(0.19)	(0.07)	— (3)
Total distributions	(0.55)	(0.24)	(0.32)	(0.17)	(0.04)

Paid-in capital from redemption fees	— (3)	— (3)	0.01	— (3)	— (3)

Net asset value, end of period	$14.87	$13.71	$12.86	$12.33	$11.36

TOTAL RETURN(4)	12.63%	8.63%	7.14%	10.01%	14.03%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in 000’s)	$214,614	$225,343	$195,536	$182,264	$46,670

Ratio of expenses to
average net assets:
Before expense waiver(5)	0.94%	0.96%	1.01%	1.06%	1.78%
After expense waiver(5)	0.94%	0.94%	0.94%	0.94%	0.94%

Ratio of net investment income
to average net assets:
After expense waiver(5)	1.44%	1.39%	1.50%	1.47%	1.46%

Portfolio turnover rate(4)	21%	23%	24%	13%	17%

(1)	Prior to March 31, 2014, Advisor Class shares were known as Institutional Class shares.
(2)	Inception date of the Advisor Class was August 14, 2013.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

					For the Period
					Inception
	Year Ended	Year Ended	Year Ended	Year Ended	through
Institutional Class	July 31, 2018	July 31, 2017	July 31, 2016	July 31, 2015	July 31, 2014(1)

PER SHARE DATA:
Net asset value, beginning of period	$13.74	$12.88	$12.35	$11.36	$11.01

INVESTMENT OPERATIONS:
Net investment income	0.22	0.17	0.16	0.15	0.03
Net realized and unrealized
gain on investments	1.52	0.94	0.70	1.02	0.32
Total from investment operations	1.74	1.11	0.86	1.17	0.35

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.20)	(0.14)	(0.11)	—
From net realized gains	(0.38)	(0.05)	(0.19)	(0.07)	—
Total distributions	(0.57)	(0.25)	(0.33)	(0.18)	—

Paid-in capital from redemption fees	— (2)	— (2)	— (2)	— (2)	—

Net asset value, end of period	$14.91	$13.74	$12.88	$12.35	$11.36

TOTAL RETURN(3)	12.84%	8.79%	7.19%	10.26%	3.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in 000’s)	$347,385	$302,201	$160,271	$82,836	$14,584

Ratio of expenses to
average net assets:
Before expense waiver(4)	0.87%	0.89%	0.92%	0.99%	1.36%
After expense waiver(4)	0.79%	0.79%	0.79%	0.79%	0.79%

Ratio of net investment income
to average net assets:
After expense waiver(4)	1.59%	1.54%	1.65%	1.62%	1.62%

Portfolio turnover rate(3)	21%	23%	24%	13%	17%

(1)	Inception date of the Institutional Class was May 15, 2014.
(2)	Amount per share is less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements
July 31, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Coho Relative Value Equity Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is total return.  The Fund commenced operations on August 14, 2013. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.  The Fund currently offers two classes of shares, the Advisor Class and Institutional Class.  Each class of shares has identical rights and privileges except with respect to shareholder servicing fees and voting right on matters affecting a single class. Advisor Class shares are subject up to a maximum 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended July 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended July 31, 2018, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the year ended July 31, 2018, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended July 31, 2015.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements – Continued
July 31, 2018

tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended July 31, 2018, the Fund decreased accumulated undistributed net realized gain by $4,267,697 and increased paid-in capital by $4,267,697.  These adjustments were due to the use of equalization.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Shareholder servicing fees are expensed at an annual rate up to 0.15% of average daily net assets of Advisor Class shares (See Note 5).  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities — Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements – Continued
July 31, 2018

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$545,315,495	$—	$—	$545,315,495
Short-Term Investment	14,741,792	—	—	14,741,792
Total Investments	$560,057,287	$—	$—	$560,057,287

Transfers between Levels are recognized at the end of the reporting period.  During the year ended July 31, 2018, the Fund recognized no transfers between Levels.  The Fund did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Coho Partners, Ltd. (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.94% and 0.79% of the average daily net assets of the Advisor Class shares and Institutional Class shares, respectively.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  The Operating Expense Limitation Agreement is indefinite, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
August 2018 – July 2019	$266,382
August 2019 – July 2020	264,532
August 2020 – July 2021	278,429

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements – Continued
July 31, 2018

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust was an officer of the Administrator until retiring on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and fund accounting, transfer agency, custody and compliance services for the year ended July 31, 2018, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator. A Trustee of the Trust was an interested person of the Distributor until resigning from the Distributor’s Board on September 21, 2017.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Advisor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended July 31, 2018, the Advisor Class incurred $141,409 of shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:
	Year Ended	Year Ended
	July 31, 2018	July 31, 2017
Advisor Class:
Shares sold	2,790,696	5,256,512
Shares issued to holders in reinvestment of dividends	445,186	255,288
Shares redeemed	(5,238,307)	(4,278,378)
Net increase (decrease) in Advisor Class shares	(2,002,425)	1,233,422
Institutional Class:
Shares sold	6,776,903	12,938,888
Shares issued to holders in reinvestment of dividends	527,271	164,497
Shares redeemed	(5,990,397)	(3,552,972)
Net increase in Institutional Class shares	1,313,777	9,550,413
Net increase (decrease) in shares outstanding	(688,648)	10,783,835

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements – Continued
July 31, 2018

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended July 31, 2018, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other	$107,748,385	$123,779,072

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at July 31, 2018 were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$95,597,060	$(24,061,418)	$71,535,642	$488,521,645

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At July 31, 2018, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long Term	Unrealized	Accumulated
Income	Capital Gains	Appreciation	Earnings
$5,633,160	$23,127,857	$71,535,642	$100,296,659

As of July 31, 2018, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended July 31, 2018, the Fund did not defer any qualified late year losses.

The tax character of distributions paid for the year ended July 31, 2018, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$7,091,698	$14,637,175	$21,728,873

The tax character of distributions paid for the year ended July 31, 2017, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$6,183,596	$1,689,084	$7,872,680

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements – Continued
July 31, 2018

9.  SECTOR RISK

As of July 31, 2018, the Fund had a significant portion of its assets invested in the health care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of July 31, 2018, Wells Fargo Bank, for the benefit of its customers, owned 35.6% of the outstanding shares of the Fund.

11.  LINE OF CREDIT

The Fund established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less.  The LOC matures, unless renewed, on July 25, 2019.  This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions.  The LOC is with the Custodian. Interest is charged at the prime rate which was 5.00% as of July 31, 2018. The interest rate during the year was between 4.25-5.00%.  The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the year ended July 31, 2018, the Fund did not have any borrowing under the LOC.

COHO RELATIVE VALUE EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Coho Relative Value Equity Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Coho Relative Value Equity Fund (the “Fund”), a series of Managed Portfolio Series, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
September 27, 2018

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited)
July 31, 2018

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	38	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(38 Portfolios)
	Committee				(2012-Present);
	Chairman				Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite Term;	38	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(38 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee	Indefinite Term;	38	Founder and Managing	Independent
615 E. Michigan St.		Since		Principal, SwanDog	Trustee, ALPS
Milwaukee, WI 53202		April 2011		Strategic Marketing,	Variable
Year of Birth: 1957				LLC (2006-Present).	Investment Trust
(10 Portfolios)
(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite Term;	38	Retired (July 2018-Present);	None
615 E. Michigan St.	and Trustee	Since		Executive Vice President,
Milwaukee, WI 53202		January 2011		U.S. Bancorp Fund
Year of Birth: 1958				Services, LLC (1994-2018).

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator, until resigning from the Distributor’s Board on September 21, 2017.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued
July 31, 2018

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2002-Present).
Year of Birth: 1957	Executive
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2005-Present).
Year of Birth: 1973	Financial
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since		U.S. Bancorp Fund
Milwaukee, WI 53202		November 2017		Services, LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey &
Kahn S.C. (2012-2016).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund
Milwaukee, WI 53202		September 2012		Services, LLC (2005-Present).
Year of Birth: 1973

Benjamin Eirich	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund
Milwaukee, WI 53202		May 2016		Services, LLC (2008-Present).
Year of Birth: 1981

Doug Schafer	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund
Milwaukee, WI 53202		May 2016		Services, LLC (2002-Present).
Year of Birth: 1970

COHO RELATIVE VALUE EQUITY FUND

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 20-21, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Coho Partners, Ltd. (“Coho” or the “Adviser”) regarding the Coho Relative Value Equity Fund (the “Fund”) (the “Investment Advisory Agreement”) for an additional annual term.

Prior to the meeting and at a meeting held on January 9, 2018, the Trustees received and considered information from Coho and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Coho with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Coho; (3) the costs of the services provided by Coho and the profits realized by Coho from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Coho resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Coho, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Coho set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Coho performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Coho provides under the Investment Advisory Agreement, noting that such services include, but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Coho effects on the Fund’s behalf; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the significant investment analysis and portfolio management experience of the Fund’s portfolio managers, as well as Coho’s strong capitalization and its assets under management.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Coho provides to the Fund under the Investment Advisory Agreement.

COHO RELATIVE VALUE EQUITY FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

Fund Historical Performance and the Overall Performance of Coho.  In assessing the quality of the portfolio management delivered by Coho, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to an appropriate benchmark index, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Coho manages utilizing a similar investment strategy as that of the Fund.  When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, which focus on limiting losses in a down market at the expense of upside capture, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Trustees noted the Fund’s performance was below the peer group median and average for the year-to-date, one-year and three-year periods ended October 31, 2017. The Trustees also observed that the Fund’s performance trailed the S&P 500 Value Index and S&P 500 Index benchmarks over the same periods. The Trustees also noted the similar performance of the Fund and its composite of separate accounts.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Coho under the Investment Advisory Agreement, as well as Coho’s profitability from services that it rendered to the Fund during the 12 month period ended September 30, 2017.  The Trustees also considered the effect of an expense limitation agreement on Coho’s compensation and that Coho has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees also considered that the management fees Coho charges to the Fund fall within the range of the fees Coho charges to its separately managed accounts with similar investment strategies. The Trustees further considered that Coho has additional responsibilities with respect to the Fund, including more frequent trading and cash management stemming from the Funds’ daily subscriptions and redemptions, additional compliance obligations, and the preparation of Board and shareholder materials. The Trustees concluded that Coho’s service relationship with the Fund has yielded Coho a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s advisory fee was above the peer group average and median management fees.  The Trustees further noted that when the peer group was limited to similarly sized funds, the Fund’s advisory fee was below the peer group median and average. The Trustees also considered the total expenses (after waivers and expense reimbursements) of the Institutional Class were below, and the total expenses (after waivers and expense reimbursements) of the Advisor Class were above, the average and median total expenses reported for the peer group. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Coho’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered that Coho had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Coho does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Coho may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Coho does not receive additional material benefits from its relationships with the Fund.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued
July 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended July 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholder, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2018 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.26%.

COHO RELATIVE VALUE EQUITY FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-866-264-6234.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. For the fiscal years ended July 31, 2018 and July 31, 2017, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2018	FYE 7/31/2017
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 7/31/2018	FYE 7/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2018	FYE 7/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)      /s/James R. Arnold
James R. Arnold, President

Date    October 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/James R. Arnold
James R. Arnold, President

Date    October 8, 2018

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    October 8, 2018